 EXHIBIT 10.2

Recorded at the Request of:

When Recorded, mail to:

Jon A. Titus, Esq.--

TITUS BRUECKNER SPITLER & SHELTS PLC

8355 East Hartford Drive, Suite 200

Scottsdale, Arizona 85255

DEED OF TRUST AND ASSIGNMENT OF RENTS

THIS DEED OF TRUST AND ASSIGNMENT OF RENTS (this “Deed of Trust”), is made between MESA COBRE HOLDING CORPORATION, a Delaware corporation (“Trustor”), with an address of 501 N. Florence St., Suite 102, Casa Grande, Arizona 85122, and First American Title Insurance Company (“Trustee”), whose mailing address is: 2425 East Camelback Road, Suite 300, Phoenix, Arizona 85016, Attention: Alix Graham, Senior Commercial Escrow Officer, for the benefit of WOLFF-HARVARD VENTURES, LP, a Delaware limited partnership (“Beneficiary”), whose address is 17700 N Pacesetter Way, Suite 100, Scottsdale, Arizona 85255.

WITNESSETH:

WHEREAS, Trustor owns that certain real property located in located in Pinal County, State of Arizona, described on Exhibit A attached hereto and made a part hereof, together with (a) all buildings, improvements, and fixtures thereon, if any; (b) any water rights, water shares or other water interests used or appurtenant to such real property (c) any intangible property owned by Transfer and relating solely and specifically to the Property, including any transferable licenses, permits, approvals, certificates of occupancy, or entitlements and (d) other rights and interest appurtenant to the Property, including all surface access rights (collectively, the “Property”).

WHEREAS, this Deed of Trust is being provided to secure that certain Secured Promissory Note of even date herewith in the principal sum of $82,590,284.00 executed by Trustor to the order of Beneficiary (the “Note”).

NOW THEREFORE, this Deed of Trust is made as follows:

1. That Trustor irrevocably grants, conveys, transfers and assigns to Trustee in trust, with Power of Sale, the above described real property, together with leases, rents, issues, profits, or income thereto; subjectto existing taxes, assessments, liens encumbrances, covenants, conditions, restrictions, rights-of-way, easements, and all matters of record.

TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES:

2. Trustor shall: (i) comply with all laws affecting the Property or requiring any alterations or improvements to be made thereon; (ii) not commit or permit waste thereof; and (iii) not commit, suffer or permit any act upon the Property in violation of law.

3. Trustor shall appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of the Beneficiary or Trustee; and shall pay all costs and expenses of Beneficiary and Trustee, including cost of evidence of title and attorney’s fees in a reasonable sum in such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed of Trust.

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4. Trustor shall pay prior to delinquency all taxes and assessments affecting the Property.

5. Should Trustor fail to make any payment or to do any act as provided in this Deed of Trust, then the Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may; make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon the Property for such purposes; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgement of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees. Trustor shall pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expending at the rates provided in the Note secured by this Deed of Trust.

IT IS MUTUALLY AGREED:

6. That any award of damages in connection with any condemnation or any such taking, or for injury to the Property by reason of public use, or for damages for private trespass or injury thereto, is retained by Trustor.

7. That time is of the essence of this Deed of Trust, and that by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

8. If Trustor receives any notice of (i) the happening of any event involving the spill, release, leak, seepage, discharge or cleanup of any Hazardous Substance on, or in connection with, the Property, or in connection with operations thereon, or (ii) any complaint, order, citation or notice with regard to air emissions, water discharges, or any other environmental, health or safety matter affecting or related to the Property (an “Environmental Complaint”) from any person or entity (including without limitations the EPA), then Trustor shall immediately notify Beneficiary orally and in writing of said notice. “Hazardous Substance” shall mean and include those elements or compounds which are from time to time contained in the list of hazardous substances adopted by the United States Environmental Protection Agency (“EPA”) and the list of toxic pollutants designated by Congress or the EPA, or defined by any other Federal, state or local statue, law ordinance, code, rule, regulation, order or decree regulating, relation to, or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect.

9. At any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and the Note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, and upon payment of its fees, Trustee may (A) by Deed of Partial Release and Partial Reconveyance release and reconvey, without covenant or warranty, express or implied, any portion(s) of the Property then held hereunder; the recitals In such Deed of Partial Release and Partial Reconveyance of any matters shall be conclusive proof of the truthfulness thereof; the grantee in such Deed of Partial Release and Partial Reconveyance may be described as “The Person or Persons Legally Entitled Thereto”, (B) consent to the making of any map or plat thereof; (C) join in granting any easement thereon; or (D) join in any extension agreement or any agreement subordinating the lien or charge hereof. Beneficiary shall execute such release upon such Deed if so requested by Trustee.

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10. Upon written request of Beneficiary stating that all sums secured hereby have been paid and upon surrender of this Deed of Trust and the Note to Trustee for cancellation and retention and upon payment of its fees, Trustee shall by Deed of Release and Full Reconveyance release and reconvey, without covenants or warranty, express or implied, the Property then held hereunder. The recitals in such Deed of Release and Full Reconveyance of any matters shall be conclusive proof of the truthfulness thereof. The grantee in such Deed of Release and Full Reconveyance may be described as: “The Person or Persons Legally Entitled Thereto.”

11. Trustor shall not sell, convey, assign, transfer, lease or dispose of any portion of the Property (in one or more transactions) exceeding one hundred fifty (150) acres collectively, or any interest therein, or enter into any agreement for any of the foregoing, in any case without the prior written consent and approval of Beneficiary, which shall not be unreasonably conditioned, withheld or delayed. The location of any Property shall be proposed by Trustor and shall be subject to the consent of Beneficiary, which consent shall not be unreasonably conditioned, withheld or delayed. In the event of sale, conveyance, assignment, transfer, lease or disposal of Property in accordance with the preceding sentences, Trustor will pay to Beneficiary the collateralized value of such Property, and such Property shall be released from the Deed of Trust. Collateralized value shall mean Twenty-Two Thousand One Hundred Fifty Dollars ($22,150) per acre for Areas 1 and 3; and Sixteen Thousand Dollars ($16,000) per acre for Area 2, Area 527, the 160 Parcel and the 168 Parcel as described in the Purchase and Sale Agreement between Trustor and Beneficiary.

Trustor shall not directly or indirectly create or permit to remain, and will promptly discharge, any mortgage, financial lien or encumbrance or charge on, pledge of, security interest in, or conditional sale or either title retention agreement with respect to, or any part of the Property (including, without limitation, any lien, encumbrance or charge as a result of the operation of law) other than: (i) the lien and security interest of this Deed of Trust; and (ii) liens for taxes, assessments and other governmental charges which are not at the time required to be paid. In the event Trustor sells all or any part of the Property or encumbers all or any part of the Property to secure any obligations other than that owed to the Beneficiary, in violation of the above provisions, the entire balance of the Note secured by this Deed of Trust shall become immediately due and payable, following notice of default and a thirty (30) day opportunity cure. In the event a controlling interest in Trustor or more than fifty percent (50%) of the equity interest of Trustor is sold or transferred to a third person who is not an affiliate of Trustor, such sale or transfer shall be subject to the provisions of this section.

12. Prior to commencement of Mine Construction Activities (as defined herein), Trustor shall pay off the balance of the Note secured by this Deed of Trust. For purposes of this section, Mine Construction Activities is defined as any significant earthmoving or excavation directly related to the construction of the mine ramp or the initial box cut related to the mine ramp, and construction related to mine processing facilities. Trustor shall be permitted to (1) continue to undertake all activities authorized under the Surface Use Agreement dated August 3, 2021, and (2) undertake any pre-Mine Construction Activities including site testing and preparation related to the construction of a mining project. Trustor shall propose the location of easement locations for the placement of utilities on the Property, and shall be subject to the consent of Beneficiary, which consent shall not be unreasonably conditioned, withheld or delayed.

13. As additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority during the continuance of this Trust, to collect the property income, reserving unto Trustor the right, after any uncured default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such property income as it becomes due and payable. Upon such uncured default, Beneficiary may at any time without notice , either in person by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, or the solvency of the Trustor, enter upon and take possession of the Property or any part thereof, in his own name sue for or otherwise collect such property income, including that past due and unpaid, and apply the same, less costs and expenses of operation and collection including reasonable attorney’s fees, upon taking possession of the Property. The collection of such property income and the application therefore, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

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14. That upon uncured default by Trustor in the payment of any indebtedness secured any hereby or in compliance with any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written notice thereof, setting forth the nature thereof, and of election to cause to be sold the Property under this Deed of Trust. Provided however, in the event of Trustor’s failure to comply with section 12 above, Trustor shall have a period of sixty (60) days (or such cure period reasonably required based on diligent actions to cure) from written notice of default to cure its breach which shall include, without limitation, restoring the Property to its original condition prior to the construction activities in breach as determined by Beneficiary in its reasonable discretion. If Trustor fails to cure such breach within such cure period, the full amount of the Note shall immediately become due and payable and Beneficiary may pursue any of its legal or equitable remedies under the Note or this Deed of Trust and applicable law. Beneficiary also shall deposit with Trustee this Deed of Trust, the Note, and all documents evidencing expenditures secured hereby.

15. Trustee shall record and give notice of Trustee’s sale in the manner required by law, and after the lapse of such time as may then be required by law, Trustee shall sell, in the manner required by law, the Property at public auction at the time and place fixed by it in the notice of Trustee’s sale to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone or continue the sale by giving notice of postponement or continuance by public declaration at the time and place last appointed for the sale. Trustee shall deliver to such purchaser its deed conveying the Property so sold, but without any covenant or warranty, expressed or implied. Any persons, including Trustor, Trustee or Beneficiary, may purchase at such sale.

16. After deducting all costs, fees, and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale and reasonable attorney’s fees, Trustee shall apply the proceeds of sale to payment of: all sums then secured hereby and all other sums due under the terms hereof, with accrued interest; and the remainder, if any, to the person or persons legally entitled thereto, or as provided in A.R.S. 33-812. To the extent permitted by law, an action may be maintained by Beneficiary to recover a deficiency judgement for any balance due hereunder.

17. The purchaser at the Trustee’s sale shall be entitled to immediate possession of the Property against the Trustor and shall have a right to the summary proceedings to obtain a possession provided in Title 12, Chapter 8, Article 4, Arizona Revised Statues, together with costs and reasonable attorney’s fees.

18. In the alternative to foreclosure by Trustee’s Sale, the Beneficiary may foreclose by judicial proceedings, and in such event, the election to declare the unpaid balance immediately due and payable may be made in the complaint. In such judicial proceedings Beneficiary shall be entitled to reasonable attorney’s fees, costs of foreclosure report and all sums advanced with interest.

19. That Beneficiary may appoint a successor Trustee in the manner prescribed by law.

20. Trustee herein shall, without conveyance from the predecessor Trustee, succeed to all the predecessor’s title, estate, rights, powers and duties. Trustee may resign by mailing or delivering notice thereof to Beneficiary and Trustor.

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21. That this Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors, and assigns. The term Beneficiary shall mean the owner and holder of the Note secured hereby, whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and neuter, and the singular number includes the plural.

22. Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary, or Trustee shall be a party unless brought by Trustee. In the event Trustee is made a party in any legal or court proceeding as a result of litigation between the Trustor and Beneficiary or between a third party and either or both of Trustor and/or Beneficiary, the attorney’s fees and costs of Trustee shall be paid by either Trustor or Beneficiary, whichever being the non-prevailing party.

23. Trustor hereby protects, indemnifies and saves harmless Beneficiary, its officers, directors, partners, representatives, agents and employees, from and against any and all liabilities, obligations, claims damages, penalties, causes of action, costs and expense (including without limitation, reasonable attorney’s fees and expenses whether or not litigation has been commenced and in all trial, bankruptcy and appellate proceedings) imposed upon, incurred by, or asserted against Beneficiary or any of such persons by reason of (a) ownership of any interest in the Property of any part thereof, (b) any accident, injury to or death of person or loss of or damage to property occurring on or about the Property or any part thereof or the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways, (c) any use, disuse or condition of the Property or any part thereof, or the adjoining sidewalks, curbs, vaults and vault space, if any, or any streets or ways, (d) any failure on the part of Trustor to perform or comply with any of the terms hereof, or any inaccuracy in any representation or warranty made by Trustor herein (e) any defense of the right, title or interest conveyed by this Deed of Trust, (f) the performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof, (g) any subsidence or erosion of any part of the surface of the Property, or (h) the location or existence of asbestos or Hazardous Substance on, at, in or under the Property or any part thereof. If any action, suit or proceeding is brought against Beneficiary, or any of its officers, directors, partners, representatives, agents or employees, for any such reason, Trustor, upon the request of any such individual or entity, shall at Trustor’s expense, cause such action, suit or proceedings to be resisted and defended by counsel satisfactory to Beneficiary or such individual or entity. Any amounts payable to an indemnified person under this Section which are not paid within ten (10) days after written demand therefor shall bear interest at the rate of twelve percent (12%) from the date of such demand, and such amounts, together with such interest, shall be indebtedness secured by this Deed of Trust. The obligations of Trustor under this Section shall survive any defeasance of the Deed of Trust.

24. Time is of the essence of this Deed of Trust and each and every provision hereof.

25. Trustor and Beneficiary agree that the trust relationship created by this instrument is strictly limited to the creation and enforcement of a security interest in real property. Thus, all Trustee’s duties, fiduciary or otherwise, are strictly limited to those imposed by this document and A.R.S. 33-801 through 33-821, inclusive, and no additional duties, burdens or responsibilities shall be placed on the Trustee.

26. The Trustor requests that a copy of any Notice of Trustee’s Sale hereunder be mailed to Trustor at the Trustor’s address set forth herein. All notices required hereby shall be sent to the addresses indicated above unless such party shall have recorded a Request for Notice pursuant to A.R.S. 33-809A in the county recorder’s office of the county where the Property encumbered hereby is located, indicating a different address.

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IN WITNESS WHEREOF, the undersigned has executed this Deed of Trust and Assignment of Rents as of the day and year first above written.

TRUSTOR: MESA COBRE HOLDING CORPORATION, a Delaware corporation /s/Taylor Melvin By: Taylor Melvin Its: Chief Executive Officer

STATE OF ARIZONA ) ) ss. County of Maricopa )

            The foregoing instrument was acknowledged before me this 23 day of May, 2023, by TAYLOR MELVIN, the Chief Executive Officer of MESA COBRE HOLDING CORPORATION, a Delaware corporation, on behalf of said corporation.

/s/ Eva B. Stubblefield
Notary Public

My commission expires: 4-4-27

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Exhibit A to

Deed of Trust and Assignment of Rents

Description of the Property

The Land referred to herein below is situated in the County of Pinal, State of Arizona, and is described as follows:

PARCEL NO. 1:

LOTS 1, 2 AND 5 AND THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 1, TOWNSHIP 6 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THE SOUTH 115.5 FEET OF SAID LOT 5; AND ALSO

EXCEPT THE SOUTH 115.5 FEET OF THE SAID SOUTHWEST QUARTER OF THE NORTHEAST QUARTER; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 2

LOTS 6 AND 7 AND THE WEST HALF OF THE SOUTHEAST QUARTER OF SECTION 1, TOWNSHIP 6 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THE NORTH 140 FEET OF SAID LOT 6; AND ALSO

EXCEPT THE NORTH 140 FEET OF THE SAID WEST HALF OF THE SOUTHEAST QUARTER; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 3

LOTS 3 AND 4 AND THE WEST HALF OF THE SOUTHEAST QUARTER AND THE SOUTHWEST QUARTER OF SECTION 12, TOWNSHIP 6 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

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EXCEPT THAT PORTION THEREOF LYING WITHIN THE FOLLOWING DESCRIBED EXCEPTION AREA 3:

THAT PORTION OF THE SOUTHWEST QUARTER OF SECTION 12, TOWNSHIP 6 SOUTH, RANGE 4 EAST, OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:

COMMENCING AT A REBAR, FOUND AND ACCEPTED AS THE MONUMENT FOR THE WEST QUARTER CORNER OF SAID SECTION 12, FROM WHICH A BRASS CAP FLUSH, FOUND AND ACCEPTED AS THE MONUMENT FOR THE SOUTHWEST CORNER OF SAID SECTION, BEARS SOUTH 00 DEGREES 07 MINUTES 00 SECONDS EAST A DISTANCE OF 2,642.12 FEET;

THENCE ALONG THE NORTH LINE OF SAID SOUTHWEST QUARTER, NORTH 89 DEGREES 54 MINUTES 09 SECONDS EAST, A DISTANCE OF 33.00 FEET TO A POINT ON THE EAST RIGHT-OF-WAY LINE OF INDIAN VALLEY ROAD, BEING THE POINT OF BEGINNING;

THENCE CONTINUING ALONG SAID NORTH LINE, NORTH 89 DEGREES 54 MINUTES 09 SECONDS EAST, A DISTANCE OF 660.00 FEET;

THENCE DEPARTING SAID NORTH LINE, PARALLEL WITH AND 693.00 FEET EAST OF THE WEST LINE OF SAID SOUTHWEST QUARTER, SOUTH 00 DEGREES 07 MINUTES 00 SECONDS EAST, A DISTANCE OF 660.00 FEET;

THENCE PARALLEL WITH AND 660.00 FEET SOUTH OF SAID NORTH LINE, SOUTH 89 DEGREES 54 MINUTES 09 SECONDS WEST, A DISTANCE OF 660.00 FEET TO A POINT ON SAID EAST RIGHT-OF-WAY;

THENCE ALONG SAID EAST RIGHT-OF-WAY, PARALLEL WITH AND 33.00 FEET EAST OF SAID WEST LINE, NORTH 00 DEGREES 07 MINUTES 00 SECONDS WEST, A DISTANCE OF 660.00 FEET TO THE POINT OF BEGINNING; AND

EXCEPT THAT PORTION CONVEYED TO MILLETT FARMS LLC BY SPECIAL WARRANTY DEED RECORDED NOVEMBER 9, 2022 AS 2022-114358 OF OFFICIAL RECORDS AND DESCRIBED AS FOLLOWS:

A PORTION OF THE SOUTHWEST QUARTER OF SECTION 12, TOWNSHIP 6 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE WEST QUARTER CORNER OF SAID SECTION 12, MONUMENTED WITH A HALF INCH REBAR WITH NO IDENTIFICATION, WHICH BEARS, NORTH 00 DEGREES 03 MINUTES 10 SECONDS WEST 2640.82 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 12, MONUMENTED WITH A TWO INCH ALUMINUM CAP MARKED L.S. 18214;

THENCE ALONG THE NORTH LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 12, NORTH 89 DEGREES 55 MINUTES 06 SECONDS EAST 693.00 FEET TO THE POINT OF BEGINNING;

THENCE CONTINUING ALONG SAID NORTH LINE, NORTH 89 DEGREES 55 MINUTES 06 SECONDS EAST 1948.40 FEET TO THE CENTER OF SAID SECTION 12;

THENCE ALONG THE EAST LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 12, SOUTH 00 DEGREES 07 MINUTES 21 SECONDS EAST 44.64 FEET TO A POINT ON THE PROLONGATION OF AN EXISTING FENCE LINE;

THENCE ALONG SAID FENCE LINE, SOUTH 89 DEGREES 20 MINUTES 53 SECONDS WEST 884.29 FEET;

THENCE CONTINUING ALONG SAID FENCE LINE, SOUTH 89 DEGREES 23 MINUTES 05 SECONDS WEST 863.52 FEET;

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THENCE CONTINUING ALONG SAID FENCE LINE, SOUTH 89 DEGREES 18 MINUTES 27 SECONDS WEST 200.75 FEET TO A POINT ON A LINE 693.00 FEET EAST OF AND PARALLEL WITH THE WEST LINE OF THE SOUTHWEST

QUARTER OF SAID SECTION 12;

THENCE ALONG SAID PARALLEL LINE, NORTH 00 DEGREES 03 MINUTES 10 SECONDS WEST 63.63 FEET TO THE POINT OF BEGINNING; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 4

THE NORTHEAST QUARTER OF SECTION 12, TOWNSHIP 6 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT ALL COAL AND OTHER MINERALS, AS RESERVED IN THE PATENT RECORDED IN BOOK 64 OF DEEDS, PAGE 175; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 5

SECTION 13, TOWNSHIP 6 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 6

THE NORTHEAST QUARTER AND THE NORTHWEST QUARTER AND THE SOUTHEAST QUARTER OF SECTION 23, TOWNSHIP 6 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

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EXCEPT ALL COAL AND OTHER MINERALS IN SAID NORTHWEST QUARTER AS RESERVED IN THE PATENT RECORDED IN BOOK 38 OF DEEDS, PAGE 19; AND ALSO

EXCEPT THE SOUTH 50 FEET OF THE SOUTHEAST QUARTER FOR ROADWAY AS GRANTED TO THE STATE OF ARIZONA IN DEED RECORDED IN BOOK 49 OF DEEDS, PAGE 272; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 7

SECTION 24, TOWNSHIP 6 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT ALL COAL AND OTHER MINERALS IN THE WEST HALF OF SAID SECTION 24, AS RESERVED IN THE PATENT RECORDED IN BOOK 49 OF DEEDS, PAGE 181; AND ALSO

EXCEPT THE SOUTH 50 FEET OF THE SOUTHWEST QUARTER FOR ROADWAY AS GRANTED TO THE STATE OF ARIZONA IN DEED RECORDED IN BOOK 53 OF DEEDS, PAGES 253 AND 254; AND ALSO

EXCEPT THE EAST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 24, TOWNSHIP 6 SOUTH, RANGE 4 EAST, OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 8: INTENTIONALLY DELETED.

PARCEL NO. 9: INTENTIONALLY DELETED.

PARCEL NO. 10:

THE EAST HALF OF SECTION 5, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THAT PART LYING NORTHEASTERLY OF THE SOUTHWESTERLY RIGHT OF WAY LINE OF THE SOUTHERN PACIFIC RAILROAD; AND

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EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 11

THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 5, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THE NORTH 200 FEET THEREOF; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 12

THE WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 5, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THAT PORTION DESCRIBED AS FOLLOWS:

BEGINNING AT THE WEST QUARTER CORNER OF SAID SECTION 5;

THENCE SOUTH 89 DEGREES 54 MINUTES EAST, RECORD (NORTH 89 DEGREES 50 MINUTES 04 SECONDS EAST, MEASURED), ALONG THE NORTH BOUNDARY OF SAID WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 5, A DISTANCE OF 1302.9 FEET, RECORD (1295.62 FEET, MEASURED);

THENCE SOUTH 1 DEGREES 30 MINUTES 30 SECONDS WEST, RECORD (SOUTH 01 DEGREES 00 MINUTES 44 SECONDS WEST, MEASURED), ALONG THE EAST BOUNDARY OF SAID WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 5, A DISTANCE OF 287.8 FEET, RECORD (287.81 FEET, MEASURED);

THENCE SOUTH 89 DEGREES 59 MINUTES WEST, A DISTANCE OF 1305.8 FEET, RECORD (SOUTH 89 DEGREES 43 MINUTES 43 SECONDS WEST, A DISTANCE OF 1299.07 FEET, MEASURED);

THENCE NORTH 2 DEGREES 03 MINUTES 30 SECONDS EAST, RECORD (NORTH 01 DEGREES 40 MINUTES 58 SECONDS EAST, MEASURED) ALONG THE WEST BOUNDARY OF SAID SECTION 5, A DISTANCE OF 290.3 FEET TO THE POINT OF BEGINNING; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

11

PARCEL NO. 13

THE SOUTHEAST QUARTER OF SECTION 6, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THE NORTH 300 FEET THEREOF; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 14

LOTS 6 AND 7 AND THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 6, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THE NORTH 300 FEET OF THE SAID EAST HALF OF THE SOUTHWEST QUARTER; AND ALSO

EXCEPT THE NORTH 140 FEET OF SAID LOT 6; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 15:

THE NORTHEAST QUARTER AND LOTS 1 AND 2 AND THE EAST HALF OF THE NORTHWEST QUARTER OF SECTION 7, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT LOTS 45, 57, 369, 375, 398, 402, 445, 614, 627, 707, 743 THROUGH 745, 977, 1150 THROUGH 1154, 1165, 1286 AND 1322 OF DESERT CARMEL SECTION "R", ACCORDING TO THE PLAT OF RECORD IN BOOK 14 OF MAPS, PAGE 33 RECORDS, OF FINAL COUNTY ARIZONA TOGETHER WITH THAT PORTION OF THE VACATED STREETS, ALLEYS AND DRAINAGE WAYS ABUTTING SAID EXCEPTED LOTS AS SET FORTH IN RESOLUTION RECORDED IN DOCKET 1036, PAGE 905 AND RECORDED IN DOCKET 1217, PAGE 148; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

12

PARCEL NO. 16:

LOTS 3 AND 4 AND THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 7, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 17: DELETED INTENTIONALLY

PARCEL NO. 18:

SECTION 8, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THAT PORTION THEREOF LYING WITHIN THE FOLLOWING DESCRIBED PROPERTY:

THAT PORTION OF THE EAST HALF OF THE NORTHEAST QUARTER OF SECTION 8, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID SECTION 8;

THENCE SOUTH 00 DEGREES 24 MINUTES 58 SECONDS WEST ALONG THE EAST LINE OF SAID SECTION 8, 1327.62 FEET TO THE NORTH SIXTEENTH CORNER OF THE NORTHEAST QUARTER OF SAID SECTION 8;

THENCE NORTH 75 DEGREES 57 MINUTES 47 SECONDS WEST, A DISTANCE OF 136.06 FEET TO THE POINT OF BEGINNING;

THENCE SOUTH 6 DEGREES 30 MINUTES 00 SECONDS WEST, A DISTANCE OF 220.00 FEET TO A POINT;

THENCE NORTH 83 DEGREES 30 MINUTES 00 SECONDS WEST, A DISTANCE OF 360.00 FEET TO A POINT;

THENCE NORTH 6 DEGREES 30 MINUTES 00 SECONDS EAST, A DISTANCE OF 220.00 FEET TO A POINT;

THENCE SOUTH 83 DEGREES 30 MINUTES 00 SECONDS EAST, A DISTANCE OF 360.00 FEET TO THE POINT OF BEGINNING; AND ALSO

EXCEPT THAT PORTION LYING WITHIN THE FOLLOWING DESCRIBED EXCEPTION AREA NO. 1:

THAT PORTION OF THE NORTHEAST QUARTER OF SECTION 8, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:

13

THE NORTH 692.98 FEET OF THE EAST 692.98 FEET OF SAID NORTHEAST QUARTER;

EXCEPT THE EAST 33 FEET AND EXCEPT THE NORTH 33 FEET THEREOF; AND ALSO

EXCEPT THAT PORTION THEREOF LYING WITHIN THE FOLLOWING DESCRIBED PROPERTY (BEING A PORTION OF PHASE 2 PROPERTY):

THE SOUTHEAST QUARTER OF SECTION 7, A PORTION OF SECTION 8, AND A PORTION OF SECTION 17, ALL LOCATED WITHIN TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER MERIDIAN, PINAL COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:

BEGINNING A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE WEST QUARTER CORNER OF SAID SECTION 17, ALSO BEING THE SOUTHWEST CORNER OF "DESERT CARMEL, SECTION F", A SUBDIVISION RECORDED IN BOOK 15 OF MAPS, PAGE 4, PINAL COUNTY RECORDS;

THENCE ALONG THE COMMON WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 17 AND THE WEST LINE OF SAID "DESERT CARMEL SECTION F", NORTH 00 DEGREES 51 MINUTES 11 SECONDS WEST A DISTANCE OF 2678.75 FEET TO A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS COMMON CORNER OF SAID SECTIONS 7, 8, 17 AND SECTION 18, ALSO BEING THE COMMON NORTHWEST CORNER OF SAID "DESERT CARMEL SECTION F" AND THE SOUTHEAST CORNER OF "DESERT CARMEL SECTION T", A SUBDIVISION RECORDED IN BOOK 14 OF MAPS, PAGE 15, PINAL COUNTY RECORDS;

THENCE ALONG THE SOUTH LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 7 AND THE SOUTH LINE OF SAID "DESERT CARMEL SECTION T", SOUTH 89 DEGREES 52 MINUTES 37 SECONDS WEST A DISTANCE OF 2651.13 FEET TO AN ALUMINUM CAP, FOUND AND ACCEPTED AS THE MONUMENT FOR THE SOUTH QUARTER CORNER OF SAID SECTION 7, ALSO BEING THE SOUTHWEST CORNER OF SAID "DESERT CARMEL SECTION T", AS SHOWN IN BOOK 13 OF MAPS, PAGE 59, PINAL COUNTY RECORDS;

THENCE ALONG THE WEST LINE OF SAID SOUTHEAST QUARTER AND THE WEST LINE OF SAID "DESERT CARMEL SECTION T", AS SHOWN IN BOOK 13 OF MAPS, PAGE 59 AND "DESERT CARMEL SECTION T", A SUBDIVISION RECORDED IN BOOK 13 OF MAPS, PAGE 70, PINAL COUNTY RECORDS, NORTH 00 DEGREES 28 MINUTES 42 SECONDS EAST A DISTANCE OF 2653.47 FEET TO A BRASS CAP, FOUND AND ACCEPTED AS THE MONUMENT FOR THE CENTER OF SAID SECTION 7, ALSO BEING THE NORTHWEST CORNER OF SAID "DESERT CARMEL SECTION T", AS SHOWN IN BOOK 13 OF MAPS, PAGE 70, PINAL COUNTY RECORDS;

THENCE ALONG THE NORTH LINE OF SAID SOUTHEAST QUARTER AND THE NORTH LINE OF SAID "DESERT CARMEL SECTION T" AS SHOWN IN BOOK 13 OF MAPS, PAGE 70 AND AS SHOWN IN BOOK 14 OF MAPS, PAGE 15, NORTH 89 DEGREES 58 MINUTES 14 SECONDS EAST A DISTANCE OF 2655.20 FEET TO AN IRON PIPE, FOUND AND ACCEPTED AS THE MONUMENT FOR THE COMMON QUARTER CORNER OF SAID SECTIONS 7 AND 8, ALSO BEING THE NORTHEAST CORNER OF SAID "DESERT CARMEL SECTION T" AS SHOWN IN SAID BOOK 14 OF MAPS, PAGE 15;

THENCE ALONG THE WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 8, ALSO BEING THE WEST LINE OF "DESERT CARMEL SECTION N", A SUBDIVISION RECORDED IN BOOK 14 OF MAPS, PAGE 11, PINAL COUNTY RECORDS, NORTH 00 DEGREES 33 MINUTES 13 SECONDS EAST A DISTANCE OF 2655.86 FEET TO A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE NORTHWEST CORNER OF SAID SECTION 8;

THENCE ALONG THE NORTH LINE OF SAID NORTHWEST QUARTER OF SECTION 8, ALSO BEING THE NORTH LINE OF SAID "DESERT CARMEL SECTION N", NORTH 89 DEGREES 52 MINUTES 48 SECONDS EAST A DISTANCE OF 175.02 FEET;

14

THENCE DEPARTING SAID NORTH LINE OF THE NORTHWEST QUARTER, ALONG THE NORTHEASTERLY LINE OF SAID "DESERT CARMEL SECTION N", SOUTH 54 DEGREES 30 MINUTES 05 SECONDS EAST A DISTANCE OF 3130.42 FEET;

THENCE CONTINUING ALONG SAID NORTHEASTERLY LINE, SOUTH 78 DEGREES 33 MINUTES 42.47 SECONDS EAST A DISTANCE OF 2617.87 FEET TO A POINT OF THE EAST LINE OF THE NORTHEAST QUARTER OF SAID SECTION 8;

THENCE ALONG THE EAST LINE OF SAID NORTHEAST QUARTER, ALSO BEING THE EAST LINE OF SAID "DESERT CARMEL SECTION N", SOUTH 00 DEGREES 26 MINUTES 14 SECONDS WEST A DISTANCE OF 300.00 FEET TO A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE EAST QUARTER CORNER OF SAID SECTION 8;

THENCE ALONG THE EAST LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 8, CONTINUING ALONG THE EAST LINE OF SAID "DESERT CARMEL SECTION N", SOUTH 00 DEGREES 29 MINUTES 27 SECONDS WEST A DISTANCE OF 2653.68 FEET TO THE CENTER OF A STEEL MANHOLE COVER, ACCEPTED AS THE COMMON CORNER OF SAID SECTIONS 8 AND 17, SECTIONS 9 AND 16;

THENCE ALONG THE SOUTH LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 8, SOUTH 89 DEGREES 52 MINUTES 21 SECONDS WEST A DISTANCE OF 238.58 FEET TO A POINT ON THE CENTERLINE OF KORTSEN ROAD, AS SHOWN ON SAID "DESERT CARMEL SECTION N";

THENCE ALONG SAID CENTERLINE, SOUTH 65 DEGREES 44 MINUTES 32 SECONDS WEST A DISTANCE OF 524.87 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE, SOUTH 46 DEGREES 40 MINUTES 39 SECONDS WEST A DISTANCE OF 171.04 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE, SOUTH 37 DEGREES 11 MINUTES 30 SECONDS WEST A DISTANCE OF 174.04 FEET TO A FOUND REBAR;

THENCE CONTINUING ALONG SAID CENTERLINE, SOUTH 31 DEGREES 18 MINUTES 13 SECONDS WEST A DISTANCE OF 887.38 FEET TO THE INTERSECTION OF THE CENTERLINE OF ESTANQUILLO AVENUE, AS SHOWN ON THE AFOREMENTIONED "DESERT CARMEL SECTION F", BEING MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE ALONG SAID CENTERLINE OF ESTANQUILLO AVENUE, NORTH 62 DEGREES 10 MINUTES 29 SECONDS WEST A DISTANCE OF 636.93 FEET TO THE CENTERLINE OF CASTILLO DRIVE;

THENCE ALONG SAID CENTERLINE OF CASTILLO DRIVE, SOUTH 23 DEGREES 39 MINUTES 16 SECONDS WEST A DISTANCE OF 145.87 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF CASTILLO DRIVE, SOUTH 27 DEGREES 41 MINUTES 36 SECONDS WEST A DISTANCE OF 152.98 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF CASTILLO DRIVE, SOUTH 33 DEGREES 01 MINUTES 20 SECONDS WEST A DISTANCE OF 120.15 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF CASTILLO DRIVE, SOUTH 38 DEGREES 07 MINUTES 34 SECONDS WEST A DISTANCE OF 208.86 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF CASTILLO DRIVE, SOUTH 44 DEGREES 47 MINUTES 51 SECONDS WEST A DISTANCE OF 146.79 FEET TO THE CENTERLINE OF COCHISE DRIVE, MONUMENTED WITH A FOUND 3/4" IRON PIPE;

15

THENCE ALONG SAID CENTERLINE OF COCHISE DRIVE, SOUTH 43 DEGREES 03 MINUTES 49 SECONDS EAST A DISTANCE OF 92.16 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF COCHISE DRIVE, SOUTH 39 DEGREES 31 MINUTES 17 SECONDS EAST A DISTANCE OF 174.63 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF COCHISE DRIVE, SOUTH 34 DEGREES 53 MINUTES 22 SECONDS EAST A DISTANCE OF 116.33 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF COCHISE DRIVE, SOUTH 30 DEGREES 49 MINUTES 16 SECONDS EAST A DISTANCE OF 119.33 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF COCHISE DRIVE, SOUTH 24 DEGREES 33 MINUTES 53 SECONDS EAST A DISTANCE OF 295.97 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF COCHISE DRIVE, SOUTH 21 DEGREES 49 MINUTES 46 SECONDS EAST A DISTANCE OF 156.67 FEET TO THE CENTERLINE OF FINALY ROAD, MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE ALONG SAID CENTERLINE OF FINALY ROAD, SOUTH 68 DEGREES 02 MINUTES 10 SECONDS WEST A DISTANCE OF 118.49 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF FINALY ROAD, SOUTH 65 DEGREES 53 MINUTES 58 SECONDS WEST A DISTANCE OF 216.73 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF FINALY ROAD, SOUTH 61 DEGREES 46 MINUTES 21 SECONDS WEST A DISTANCE OF 233.68 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF FINALY ROAD, SOUTH 59 DEGREES 37 MINUTES 17 SECONDS WEST A DISTANCE OF 100.03 FEET TO THE CENTERLINE OF FIESTA DRIVE, MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE NORTH 34 DEGREES 48 MINUTES 42 SECONDS WEST A DISTANCE OF 78.40 FEET TO A POINT ON SAID CENTERLINE OF FIESTA DRIVE, MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE SOUTH 44 DEGREES 45 MINUTES 22 SECONDS WEST A DISTANCE OF 82.57 FEET TO AN ALUMINUM CAP, FOUND AND ACCEPTED AS THE MONUMENT FOR THE CENTER OF SAID SECTION 17;

THENCE ALONG THE SOUTH LINE OF THE AFOREMENTIONED NORTHWEST QUARTER OF SECTION 17, ALSO BEING THE SOUTH LINE OF THE AFOREMENTIONED "DESERT CARMEL SECTION F", SOUTH 89 DEGREES 35 MINUTES 24 SECONDS WEST A DISTANCE OF 2658.17 FEET TO THE POINT OF BEGINNING;

EXCEPT SUCH PORTIONS OF THE MINERALS AS RESERVED IN DOCKET 843, PAGE 214; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

16

PARCEL 19: DELETED INTENTIONALLY

PARCEL 20: DELETED INTENTIONALLY

PARCEL NO. 21:

THE SOUTHWEST QUARTER OF SECTION 17, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THAT PORTION THEREOF LYING WITHIN THE FOLLOWING DESCRIBED EXCEPTION AREA 2:

THAT PORTION OF THE SOUTHWEST QUARTER OF SECTION 17, TOWNSHIP 6 SOUTH, RANGE 5 EAST, OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:

COMMENCING AT A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE SOUTHWEST CORNER OF SAID SECTION 17, FROM WHICH A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE WEST QUARTER CORNER OF SAID SECTION, BEARS NORTH 00 DEGREES 50 MINUTES 55 SECONDS WEST A DISTANCE OF 2,678.65 FEET;

THENCE ALONG THE WEST LINE OF SAID SOUTHWEST QUARTER, NORTH 00 DEGREES 50 MINUTES 55 SECONDS WEST, A DISTANCE OF 754.54 FEET;

THENCE DEPARTING SAID WEST LINE, NORTH 89 DEGREES 18 MINUTES 55 SECONDS EAST, A DISTANCE OF 50.00 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY LINE OF MONTGOMERY ROAD, BEING THE POINT OF BEGINNING,

THENCE CONTINUING NORTH 89 DEGREES 18 MINUTES 55 SECONDS EAST, A DISTANCE OF 721.54 FEET;

THENCE PARALLEL WITH AND 771.54 FEET EAST OF SAID WEST LINE OF THE SOUTHWEST QUARTER, SOUTH 00 DEGREES 50 MINUTES 55 SECONDS EAST, A DISTANCE OF 721.54 FEET TO A POINT ON THE NORTHERLY RIGHT-OF-WAY LINE OF CLAYTON ROAD;

THENCE ALONG SAID NORTHERLY RIGHT-OF-WAY LINE, PARALLEL WITH AND 33.00 FEET NORTH OF THE SOUTH LINE OF SAID SOUTHWEST QUARTER, SOUTH 89 DEGREES 18 MINUTES 55 SECONDS WEST, A DISTANCE OF 336.86 FEET TO A POINT ON THE NORTHEASTERLY LINE OF THE CERTAIN POWER LINE EASEMENT AS DESCRIBED IN BOOK 2 OF JUDGMENTS, PAGE 215, RECORDS OF PINAL COUNTY, ARIZONA;

THENCE ALONG SAID NORTHEASTERLY LINE, NORTH 41 DEGREES 48 MINUTES 39 SECONDS WEST, A DISTANCE OF 586.80 FEET TO A POINT ON SAID EASTERLY RIGHT-OF-WAY LINE OF MONTGOMERY ROAD;

THENCE ALONG SAID EASTERLY RIGHT-OF-WAY LINE, PARALLEL WITH AND 50.00 FEET EAST OF THE WEST LINE OF SAID SOUTHWEST QUARTER, NORTH 00 DEGREES 50 MINUTES 55 SECONDS WEST, A DISTANCE OF 279.52 FEET TO THE POINT OF BEGINNING; AND

17

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 22: DELETED INTENTIONALLY

PARCEL NO. 23:

SECTION 18, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 24:

SECTION 19, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THE EAST HALF OF LOT 4; AND ALSO

EXCEPT THE EAST HALF OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER; AND ALSO

EXCEPT THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER; AND ALSO

EXCEPT ALL MINERALS AND MINING RIGHTS AS RESERVED IN WARRANTY DEED RECORDED IN DOCKET 926, PAGE 805; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 25: INTENTIONALLY DELETED

PARCEL NO. 26:

THE SOUTHEAST QUARTER OF SECTION 7, A PORTION OF SECTION 8, AND A PORTION OF SECTION 17, ALL LOCATED WITHIN TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER MERIDIAN, PINAL COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:

BEGINNING A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE WEST QUARTER CORNER OF SAID SECTION 17, ALSO BEING THE MOST WESTERLY SOUTHWEST CORNER OF "DESERT CARMEL, SECTION F", A SUBDIVISION RECORDED IN BOOK 15 OF MAPS, PAGE 4, PINAL COUNTY RECORDS;

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THENCE ALONG THE COMMON WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 17 AND THE WEST LINE OF SAID "DESERT CARMEL SECTION F", NORTH 00 DEGREES 51 MINUTES 11 SECONDS WEST A DISTANCE OF 2678.75 FEET TO A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS COMMON CORNER OF SAID SECTIONS 7, 8, 17 AND SECTION 18, ALSO BEING THE COMMON NORTHWEST CORNER OF SAID "DESERT CARMEL SECTION F" AND THE SOUTHEAST CORNER OF "DESERT CARMEL SECTION T", A SUBDIVISION RECORDED IN BOOK 14 OF MAPS, PAGE 15, PINAL COUNTY RECORDS;

THENCE ALONG THE SOUTH LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 7 AND THE SOUTH LINE OF SAID "DESERT CARMEL SECTION T", BOOK 14 OF MAPS, PAGE 15 AND BOOK 13 OF MAPS, PAGE 59, PINAL COUNTY RECORDS, SOUTH 89 DEGREES 52 MINUTES 37 SECONDS WEST A DISTANCE OF 2651.13 FEET TO AN ALUMINUM CAP, FOUND AND ACCEPTED AS THE MONUMENT FOR THE SOUTH QUARTER CORNER OF SAID SECTION 7, ALSO BEING THE SOUTHWEST CORNER OF SAID "DESERT CARMEL SECTION T", AS SHOWN IN BOOK 13 OF MAPS, PAGE 59, PINAL COUNTY RECORDS;

THENCE ALONG THE WEST LINE OF SAID SOUTHEAST QUARTER AND THE WEST LINE OF SAID "DESERT CARMEL SECTION T", AS SHOWN IN BOOK 13 OF MAPS, PAGE 59 AND "DESERT CARMEL SECTION T", A SUBDIVISION RECORDED IN BOOK 13 OF MAPS, PAGE 70, PINAL COUNTY RECORDS, NORTH 00 DEGREES 28 MINUTES 42 SECONDS EAST A DISTANCE OF 2653.47 FEET TO A BRASS CAP, FOUND AND ACCEPTED AS THE MONUMENT FOR THE CENTER OF SAID SECTION 7, ALSO BEING THE NORTHWEST CORNER OF SAID "DESERT CARMEL SECTION T", AS SHOWN IN BOOK 13 OF MAPS, PAGE 70, PINAL COUNTY RECORDS;

THENCE ALONG THE NORTH LINE OF SAID SOUTHEAST QUARTER AND THE NORTH LINE OF SAID "DESERT CARMEL SECTION T", AS SHOWN IN BOOK 13 OF MAPS, PAGE 70 AND AS SHOWN IN BOOK 14 OF MAPS, PAGE 15, NORTH 89 DEGREES 58 MINUTES 14 SECONDS EAST A DISTANCE OF 2655.20 FEET TO AN IRON PIPE, FOUND AND ACCEPTED AS THE MONUMENT FOR THE COMMON QUARTER CORNER OF SAID SECTIONS 7 AND 8, ALSO BEING THE NORTHEAST CORNER OF SAID "DESERT CARMEL SECTION T" AS SHOWN IN SAID BOOK 14 OF MAPS, PAGE 15;

THENCE ALONG THE WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 8, ALSO BEING THE WEST LINE OF "DESERT CARMEL SECTION N", A SUBDIVISION RECORDED IN BOOK 14 OF MAPS, PAGE 11, PINAL COUNTY RECORDS, NORTH 00 DEGREES 33 MINUTES 13 SECONDS EAST A DISTANCE OF 2655.86 FEET TO A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE NORTHWEST CORNER OF SAID SECTION 8 AND ALSO THE NORTHWEST CORNER OF SAID "DESERT CARMEL SECTION N";

THENCE ALONG THE NORTH LINE OF SAID NORTHWEST QUARTER OF SECTION 8, ALSO BEING THE NORTH LINE OF SAID "DESERT CARMEL SECTION N", NORTH 89 DEGREES 52 MINUTES 48 SECONDS EAST A DISTANCE OF 175.02 FEET;

THENCE DEPARTING SAID NORTH LINE OF THE NORTHWEST QUARTER, ALONG THE NORTHEASTERLY LINE OF SAID "DESERT CARMEL SECTION N", SOUTH 54 DEGREES 30 MINUTES 05 SECONDS EAST A DISTANCE OF 3130.42 FEET;

THENCE CONTINUING ALONG SAID NORTHEASTERLY LINE, SOUTH 78 DEGREES 33 MINUTES 42 SECONDS EAST A DISTANCE OF 2617.87 FEET TO A POINT OF THE EAST LINE OF THE NORTHEAST QUARTER OF SAID SECTION 8, ALSO BEING THE NORTHEAST CORNER OF SAID "DESERT CARMEL SECTION N";

THENCE ALONG THE EAST LINE OF SAID NORTHEAST QUARTER, ALSO BEING THE EAST LINE OF SAID "DESERT CARMEL SECTION N", SOUTH 00 DEGREES 26 MINUTES 14 SECONDS WEST A DISTANCE OF 300.00 FEET TO A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE EAST QUARTER CORNER OF SAID SECTION 8;

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THENCE ALONG THE EAST LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 8, CONTINUING ALONG THE EAST LINE OF SAID "DESERT CARMEL SECTION N", SOUTH 00 DEGREES 29 MINUTES 27 SECONDS WEST A DISTANCE OF 2653.68 FEET TO THE CENTER OF A STEEL MANHOLE COVER, ACCEPTED AS THE COMMON CORNER OF SAID SECTIONS 8 AND 17, SECTIONS 9 AND 16, TOWNSHIP 6 SOUTH, RANGE 5 EAST;

THENCE ALONG THE SOUTH LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 8, SOUTH 89 DEGREES 52 MINUTES 21 SECONDS WEST A DISTANCE OF 238.58 FEET TO A POINT ON THE CENTERLINE OF KORTSEN ROAD, AS SHOWN ON SAID "DESERT CARMEL SECTION N";

THENCE SOUTH 65 DEGREES 44 MINUTES 32 SECONDS WEST A DISTANCE OF 524.87 FEET TO A POINT ON SAID CENTERLINE OF KORTSEN ROAD;

THENCE SOUTH 46 DEGREES 40 MINUTES 39 SECONDS WEST A DISTANCE OF 171.04 FEET TO A POINT ON SAID CENTERLINE OF KORTSEN ROAD;

THENCE SOUTH 37 DEGREES 11 MINUTES 30 SECONDS WEST A DISTANCE OF 174.04 FEET TO A FOUND REBAR TO A POINT ON SAID CENTERLINE OF KORTSEN ROAD;

THENCE ALONG SAID CENTERLINE OF KORTSEN ROAD, SOUTH 31 DEGREES 18 MINUTES 13 SECONDS WEST A DISTANCE OF 887.38 FEET TO THE INTERSECTION OF THE CENTERLINE OF ESTANQUILLO AVENUE, AS SHOWN ON THE AFOREMENTIONED "DESERT CARMEL SECTION F", BEING MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE ALONG SAID CENTERLINE OF ESTANQUILLO AVENUE, NORTH 62 DEGREES 10 MINUTES 29 SECONDS WEST A DISTANCE OF 636.93 FEET TO THE CENTERLINE OF CASTILLO DRIVE;

THENCE SOUTH 23 DEGREES 39 MINUTES 16 SECONDS WEST A DISTANCE OF 145.87 FEET TO A POINT ON SAID CENTERLINE OF CASTILLO DRIVE;

THENCE SOUTH 27 DEGREES 41 MINUTES 36 SECONDS WEST A DISTANCE OF 152.98 FEET TO A POINT ON SAID CENTERLINE OF CASTILLO DRIVE;

THENCE SOUTH 33 DEGREES 01 MINUTE 20 SECONDS WEST A DISTANCE OF 120.15 FEET TO A POINT ON SAID CENTERLINE OF CASTILLO DRIVE;

THENCE SOUTH 38 DEGREES 07 MINUTES 34 SECONDS WEST A DISTANCE OF 208.86 FEET TO A POINT ON SAID CENTERLINE OF CASTILLO DRIVE;

THENCE SOUTH 44 DEGREES 47 MINUTES 51 SECONDS WEST A DISTANCE OF 146.79 FEET TO A POINT AT THE CENTER OF THE INTERSECTION OF CASTILLO DRIVE AND COCHISE DRIVE, MONUMENTED WITH A FOUND 3/4" IRON PIPE;

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THENCE SOUTH 43 DEGREES 03 MINUTES 49 SECONDS EAST A DISTANCE OF 92.16 FEET TO A POINT ON SAID CENTERLINE OF COCHISE DRIVE;

THENCE SOUTH 39 DEGREES 31 MINUTES 17 SECONDS EAST A DISTANCE OF 174.63 FEET TO A POINT ON SAID CENTERLINE OF COCHISE DRIVE;

THENCE SOUTH 34 DEGREES 53 MINUTES 22 SECONDS EAST A DISTANCE OF 116.33 FEET TO A POINT ON SAID CENTERLINE OF COCHISE DRIVE;

THENCE SOUTH 30 DEGREES 49 MINUTES 16 SECONDS EAST A DISTANCE OF 119.33 FEET TO A POINT ON SAID CENTERLINE OF COCHISE DRIVE;

THENCE SOUTH 24 DEGREES 33 MINUTES 53 SECONDS EAST A DISTANCE OF 295.97 FEET TO A POINT ON SAID CENTERLINE OF COCHISE DRIVE;

THENCE ALONG SAID CENTERLINE OF COCHISE DRIVE, SOUTH 21 DEGREES 49 MINUTES 46 SECONDS EAST A DISTANCE OF 156.67 FEET TO THE CENTERLINE OF FINALY ROAD, MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE ALONG SAID CENTERLINE OF FINALY ROAD, SOUTH 68 DEGREES 02 MINUTES 10 SECONDS WEST A DISTANCE OF 118.49 FEET;

THENCE SOUTH 65 DEGREES 53 MINUTES 58 SECONDS WEST A DISTANCE OF 216.73 FEET TO A POINT ON SAID CENTERLINE OF FINALY ROAD;

THENCE SOUTH 61 DEGREES 46 MINUTES 21 SECONDS WEST A DISTANCE OF 233.68 FEET TO A POINT ON SAID CENTERLINE OF FINALY ROAD;

THENCE SOUTH 59 DEGREES 37 MINUTES 17 SECONDS WEST A DISTANCE OF 100.03 FEET TO A POINT AT THE CENTER OF THE INTERSECTION OF FINALY ROAD AND FIESTA DRIVE, MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE NORTH 34 DEGREES 48 MINUTES 42 SECONDS WEST A DISTANCE OF 78.40 FEET TO A POINT ON SAID CENTERLINE OF FIESTA DRIVE, MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE SOUTH 44 DEGREES 45 MINUTES 22 SECONDS WEST A DISTANCE OF 82.57 FEET TO AN ALUMINUM CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE CENTER OF SAID SECTION 17;

THENCE ALONG THE SOUTH LINE OF THE AFOREMENTIONED NORTHWEST QUARTER OF SECTION 17, ALSO BEING THE SOUTH LINE OF THE AFOREMENTIONED "DESERT CARMEL SECTION F", SOUTH 89 DEGREES 35 MINUTES 24 SECONDS WEST A DISTANCE OF 2658.17 FEET TO THE POINT OF BEGINNING;

EXCEPT CANDLESTICK DRIVE AS DEDICATED ON PLAT OF DESERT CARMEL SECTION "N", ACCORDING TO BOOK 14 OF MAPS, PAGE 11, RECORDS OF PINAL COUNTY, ARIZONA; AND ALSO

EXCEPT CANDLESTICK DRIVE AS DEDICATED ON PLAT OF DESERT CARMEL SECTION "F", ACCORDING TO BOOK 15 OF MAPS, PAGE 4, RECORDS OF PINAL COUNTY, ARIZONA; AND ALSO

EXCEPT LOTS 2, 3, 4, 27, 28, 40, 62, 65, 83, 84, 97, 104, 129, 151, 152, 154, 156, 157, 170, AND 171, DESERT CARMEL SECTION "T", PER PLAT RECORDED IN BOOK 13 OF MAPS AND PLATS AT PAGE 59, TOGETHER WITH THAT PORTION OF THE VACATED STREETS, ALLEYS AND DRAINAGE WAYS ABUTTING SAID LOTS AS SET FORTH IN RESOLUTION NO. 100383 RECORDED IN DOCKET 1188, PAGE 551 AND RESOLUTION NO. 40284 RECORDED IN DOCKET 1217, PAGE 148, RECORDS OF PINAL COUNTY, ARIZONA; AND ALSO

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EXCEPT LOTS 250, 292, 329, AND 332, DESERT CARMEL SECTION "T", PER PLAT RECORDED IN BOOK 13 OF MAPS AND PLATS AT PAGE 70, TOGETHER WITH THAT PORTION OF THE VACATED STREETS, ALLEYS AND DRAINAGE WAYS ABUTTING SAID LOTS AS SET FORTH IN RESOLUTION NO. 100383 RECORDED IN DOCKET 1188, PAGE 551 AND RESOLUTION NO. 40284 RECORDED IN DOCKET 1217, PAGE 148, RECORDS OF PINAL COUNTY, ARIZONA; AND ALSO

EXCEPT LOTS 401, 416, 428, 437, 438, 642, 648, AND 659, DESERT CARMEL SECTION "T", PER PLAT RECORDED IN BOOK 14 OF MAPS AND PLATS AT PAGE 15, TOGETHER WITH THAT PORTION OF THE VACATED STREETS, ALLEYS AND DRAINAGE WAYS ABUTTING SAID LOTS AS SET FORTH IN RESOLUTION NO. 100383 RECORDED IN DOCKET 1188, PAGE 551 AND RESOLUTION NO. 40284 RECORDED IN DOCKET 1217, PAGE 148, RECORDS OF PINAL COUNTY, ARIZONA; AND ALSO

EXCEPT LOTS 194, 240, 395 AND 427, DESERT CARMEL SECTION "N", PER PLAT RECORDED IN BOOK 14 OF MAPS AND PLATS AT PAGE 11, TOGETHER WITH THAT PORTION OF THE VACATED STREETS, ALLEYS AND DRAINAGE WAYS ABUTTING SAID LOTS AS SET FORTH IN RESOLUTION NO. 100383 RECORDED IN DOCKET 1188, PAGE 551 AND RESOLUTION NO. 40284 RECORDED IN DOCKET 1217, PAGE 148, RECORDS OF PINAL COUNTY, ARIZONA; AND ALSO

EXCEPT LOTS 79, 427, 502, 506, 592 AND 596, DESERT CARMEL SECTION "F", ACCORDING TO BOOK 15 OF MAPS, PAGE 4, TOGETHER WITH THAT PORTION OF THE VACATED STREETS, ALLEYS AND DRAINAGE WAYS ABUTTING SAID LOTS AS SET FORTH IN RESOLUTION NO. 100383 RECORDED IN DOCKET 1188, PAGE 551 AND RESOLUTION NO. 40284 RECORDED IN DOCKET 1217, PAGE 148, RECORDS OF PINAL COUNTY, ARIZONA; AND ALSO

EXCEPT THOSE PORTIONS LYING WITHIN DEED RECORDED IN 2019-51043 OF OFFICIAL RECORDS; AND

EXCEPT THOSE PORTIONS LYING WITHIN DEED RECORDED IN 2020--108607 OF OFFICIAL RECORDS; AND

EXCEPT THOSE PORTIONS LYING WITHIN DEED RECORDED IN 2020-108612 OF OFFICIAL RECORDS; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 30, 2007 AS 2007-131163, 2007-131164, 2007-131165, 2007-131166 EACH OF OFFICIAL RECORDS.

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